Exhibit 10.30

July 7, 2004

Via Facsimile 858-646-8028

and Certified Mail

Return Receipt Requested

Quidel Corporation

10165 McKellar Court

San Diego, CA 92121

Attention:  Mark Paiz, Vice President

RE:                              Product Supply Agreement dated as of July 3, 1997 by and between Quidel Corporation (“Quidel”) and Heska Corporation (“Heska”) (the  “Supply Agreement”)

Dear Mr. Paiz:

This letter will confirm the agreement of Heska and Quidel to amend Section 10.1 of the Supply Agreement by adding the following proviso at the end of such Section 10.1:

“provided, however, that Heska may deliver written notice to Quidel on or before March 31, 2005, that it does not wish to renew this Agreement for any additional renewal term following expiration of the renewal term that expires in July 2005.”

Please confirm Quidel’s agreement that this letter constitutes an amendment to the Supply Agreement pursuant to Section 14.1 thereof.

Very truly yours,

/s/ Carol Talkington Verser
Carol Talkington Verser, Ph.D.
Executive Vice President
Intellectual Property and Business Development

ACCEPTED AND AGREED:

QUIDEL CORPORATION

By:	/s/ Mark E. Paiz
Its:	COO